UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 4, 2016

MURPHY OIL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-8590	71-0361522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Peach Street
P.O. Box 7000, El Dorado, Arkansas	71730-7000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 870-862-6411

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”

On May 4, 2016, Murphy Oil Corporation issued a news release announcing its preliminary first quarter 2016 financial and operating results for the period ended March 31, 2016.    The full text of this news release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

99.1	A news release dated May 4, 2016 announcing preliminary first quarter 2016 financial and operating results for the period ended March 31, 2016 is attached hereto as Exhibit 99.1.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MURPHY OIL CORPORATION

By:	/s/ Keith Caldwell
Keith Caldwell
Senior Vice President and Controller

Date:  May 4, 2016

Exhibit Index

99.1	News release dated May 4, 2016, as issued by Murphy Oil Corporation.